Amended Schedule A to the Amended and Restated
Declaration of Trust as of April 25, 2016.
Incorporated by reference to the Registrants
Registration Statement as filed with the Securities and Exchange Commission on May 9, 2016 (Accession
Number 0001193125-16-583868).